UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2006

Edentify, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-26909	98-0179013
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

74 West Broad St., Suite 350, Bethlehem, Pennsylvania		18018
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610.814.6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

After discussions with the board of directors, the Securities Exchange Commission, and HLB Cinnamon, Jang & Willoughby, the Company's Independent Registered Public Accounting Firm, and after doing additional analysis on accounting and financial statement guidelines, it was determined on July 19, 2006 that our Consolidated Statements of Cash Flows as filed with the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2005, misstated our use of cash for investing activities. The consideration paid for our software and verification technology consisted of our common stock and cash and we incorrectly included the fair market value of the common stock portion of the consideration as cash paid. Our quarterly report for the period ended March 31, 2006, while stating the corrected line item ("Cash flows from investing activities") for this transaction, did not include the other adjusting entries on the Statement of Cash Flows, nor did our financials include the required footnote to disclose the restatement.

These non-cash charges affect only the amounts previously reported under cash provided from operating activities and the cash provided by financing activities for both the three months ended March 31, 2005 and the cumulative period August 27, 2004 through March 31, 2006, respectively. The amount stated for the three months ended March 31, 2006 was correct.

After discussions with the board of directors and HLB Cinnamon Jang & Willoughby, the Company's Independent Registered Public Accounting Firm, the board of directors agreed with management's recommendations and concluded, also on July 19, 2006 that the Statement of Cash Flows as part of our previously issued financial statements included in our Form 10-KSB for the period ended December 31, 2005 and our 10-QSB for the three month period ended March 31, 2006, should not be relied upon. We believe at this time that these restatements do not affect previously reported revenues, net income, net assets or our other financial statements for these respective periods.

Based on representations from our auditors, the Company anticipates that it will file an amendment to the annual report for the period ended December 31, 2005 on Form 10-KSB and our quarterly report for the period ended March 31, 2006 on Form 10-QSB within the next 15 days.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edentify, Inc.

July 25, 2006	By:	Terrence DeFranco

Name: Terrence DeFranco
Title: Chief Executive Officer